UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 29, 2012

Date of Report (Date of earliest event reported)

GALECTIN THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

NEVADA	001-31791	04-3562325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4960 PEACHTREE INDUSTRIAL BOULEVARD

NORCROSS, GA 30071

(Address of principal executive offices) (Zip Code)

(617) 559-0033

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

Effective September 29, 2012, Galectin Therapeutics Inc. (the “Company”) terminated its Collaboration, Supply, Marketing and Distribution Agreement, dated October 18, 2011 (the “Agreement”), with PROCAPS, S.A (“PROCAPS”) due to a material breach, as PROCAPS had not obtained regulatory approval of GM-CT-01 in Colombia by the required date in accordance with the terms of the Agreement. A description of the material terms of the Agreement are contained in the Form 8-K filed by the Company on October 24, 2011, and the Agreement is filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended September 30, 2011, both of which are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALECTIN THERAPEUTICS INC.

By:	/s/ Peter G. Traber
Peter G. Traber, M.D.
President, Chief Executive Officer & Chief Medical Officer

Date: October 4, 2012